HAWAIIAN TAX-FREE TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                      on September 10, 1998

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Hawaiian Tax-Free Trust (the
"Trust") will be held:

Place:         (a)  at the Ala Moana Hotel, Hibiscus Ballroom,
                    410 Atkinson Drive, Honolulu, Hawaii;

Time:          (b)  on September 10, 1998
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

               (i) to elect eleven Trustees; each
                   Trustee elected will hold office until
                   the next annual meeting of the Trust's
                   shareholders or until his or her
                   successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
                    selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending March 31, 1999
                     (Proposal No. 1);and




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii) to act upon any other matters which may properly come before the Meeting at scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)  To vote at the Meeting, you must have
                been a shareholder on the Trust's records at the close of business on July 6, 1998
                (the "record date"). Also, the number of shares of each of the Trust's three classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



August 1, 1998

                    HAWAIIAN TAX-FREE TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT


                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this proxy statement (all the remainder of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-4227 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Pacific Century Trust, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about August 1, 1998.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares, after you have signed and returned your proxy card but before the power is used by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares at the meeting in person or by your duly appointed agent.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     On the record date the Trust had three classes of shares outstanding. All shareholders of the Trust of all three classes are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's classes of shares was as follows: Class A Shares, $11.67; Class C Shares, $11.66; and Class Y Shares, $11.68. The meeting will act upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all three classes of the Fund are entitled to vote at the meeting.

     On the record date the total number of shares of the Trust outstanding and entitled to vote was 55,629,014. Of the shares of the Trust outstanding on the record date, Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ, held of record 7,628,026 Class A Shares (13.9% of the class) and 97,768 Class C Shares (14.9% of the class) and BHC Securities Inc., 2005 Market Street, Philadelphia, PA held of record 3,604,402 Class A Shares (6.6% of the class) and 47,373,703 Class C Shares (7.2% of the class). On the basis of information received from the holders, the Trust's management believes that all of the shares indicated are held for the benefit of clients. James D. McDowell, Haiku, Hawaii held of record 22,432 Class Y Shares (14.6% of the class), Martha S.N. Steele as Trustee for Martha San Nicholas Steele, Honolulu, Hawaii, held of record 118,465 Class Y Shares (77.1% of the class) and Nancy Lee Barton, Trustee of the Nancy Lee Barton Trust, Honolulu, Hawaii, held of record 10,352 Class Y Shares (6.7% of the class). The Trust's management is not aware of any other person beneficially owning more than 5% of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees, and were previously elected by the shareholders at the annual meeting of the Trust held on September 29, 1997. Mr. Herrmann, Mr. Cole and Mr. Courtney have been Trustees since the beginning of the Trust's operations in February 1985. Mr. Carlson has been a Trustee since 1987, and Mr. Alden, since 1989. Messrs. Gushman, Hong, Philpotts, Okata and Stender have been Trustees since 1992. Each of the Trustees holds the same positions with the Pacific Capital Funds of Cash Assets Trust: Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust, money market fund portfolios having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. All shares are Class A Shares unless otherwise indicated. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the table below and elsewhere in this Proxy Statement, Aquila Management Corporation, the Trust's Founder and Administrator, is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a Director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk. (See "Other Information," below for a description of certain agreements among them and the Trust, including provisions about persons suggested by them to be Trustees.)

     Described in the following material are the name, positions with the Trust, age as of July 6, 1998, and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 69, Shares Owned: 1,651(1)

Founder and Chairman of the Board since 1984 and President, 1984-1997, of Aquila Management Corporation, the sponsoring organization, Administrator and in some instances also Adviser or Sub-Adviser of the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Government Securities Cash Asset Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President and Director, and formerly Secretary of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc. and Quest For Value Accumulation Trust and Director or Trustee of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Includes 487 shares held of record by his wife and 939 shares held of record by the Administrator. In addition, the Administrator holds of record 10 Class Y Shares.

Vernon R. Alden, Trustee, Age: 75, Shares Owned: 184

Director of Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Former Director of Digital Equipment Corporation, a computer manufacturing corporation, Colgate Palmolive, McGraw Hill and the Mead Corporation; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand; Received Decorations from the Emperor of Japan (1986) and the King of Thailand (1996 and 1997).

Arthur K. Carlson, Trustee, Age: 76, Shares Owned: 1,027(2)

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and past Director of Mercy Healthcare of Arizona, Phoenix, Arizona; Director of St. Joseph's Hospital Foundation since 1996 and Director of Northern Arizona University Foundation since 1990, present or formerly an officer and/or director of various other community and professional organizations.

(2) Held of record by a nominee

William M. Cole, Trustee, Age: 67, Shares Owned: 1,640

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Pacific Capital Cash Assets Trust since 1984, of Tax-Free Fund of Colorado since 1987 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 64, Shares Owned: 1,664

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Pacific Capital Cash Assets Trust since 1984, of Tax-Free Trust of Arizona since 1986 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; Trustee for numerous Oppenheimer Capital and Oppenheimer Management Funds.

Richard W. Gushman, II, Trustee, Age: 52, Shares Owned: 651

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Member of the Boards of Aloha United Way, Downtown Improvement Association, Boys and Girls Club of Honolulu and Oceanic Cablevision, Inc.

Stanley W. Hong, Trustee, Age: 62, Shares Owned: 1,197(3)

President and Chief Executive Officer of The Chamber of Commerce of Hawaii since 1996; Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at Theo, Davies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Director of Capital Investment of Hawaii, Inc. since 1995 (Real Estate and Wholesale Bakery); Director, Central Pacific Bank since 1985; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

(3) Held of record by his wife.

Theodore T. Mason, Trustee, Age: 62, Shares Owned: 784

Managing Director of EastWind Power Partners, Ltd. since 1994; Second Vice President, Alumni Association, SUNY Maritime College 1998; Director for the same organization, 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 54, Shares Owned: 589(4)

Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State Insurance Group since 1988; Trustee of the Blood Bank of Hawaii since 1975 (Chair 1982-1984); International Vice President of the American Federation of State, Country and Municipal Employees, AFL-CIO since 1981; Director of the Rehabilitation Hospital of the Pacific since 1981; Trustee of the Public Schools of Hawaii Foundation since 1986; Member of the Judicial Council of Hawaii since 1987; and 1997 chair of the Hawaii Community Foundation.

(4) Held jointly with his wife.

Douglas Philpotts*, Trustee, Age: 66, Shares Owned: 940

Retired; Director of Hawaiian Trust Company, Limited 1986-1997; Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee,  Age: 66, Shares Owned: 1,450

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993.

Sherri Foster, Senior Vice President, Age: 47

Senior Vice President since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Assistant Vice President of Pacific Capital Cash Assets Trust since 1985 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

William C. Wallace, Senior Vice President, Age: 63

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Diana P. Herrmann, Vice President,  Age: 40

Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, and formerly Vice President, of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Senior Vice President or Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Rose F. Marotta, Chief Financial Officer, Age: 74

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 62

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 58

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.


John M. Herndon, Assistant Secretary, Age: 58

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; Secretary of the Distributor since 1997; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Administrator or the Adviser, except for Trustees affiliated with the Adviser solely because of membership on its Board of Directors. During the fiscal year ended March 31, 1998, the Trust paid $208,528 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.



                              Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Trust               Group               now serves
Vernon R.
Alden           $16,086            $53,811             7

Arthur K.
Carlson         $15,394            $56,955             7

William M.
Cole            $16,109            $44,625             5

Thomas W.
Courtney        $15,080            $48,135             5

Richard W.
Gushman, II     $15,125            $35,550             4

Stanley W.
Hong            $14,854            $37,626             4

Theodore T.
Mason           $14,484            $49,460             8

Russell K.
Okata           $14,854            $33,464             4

Douglas
Philpotts       $13,360            $33,560             4

Oswald K.
Stender         $15,595            $36,350             4


     The Administrator is administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1998, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the Trust's fiscal year ended March 31, 1998 fees of $921,605 and $1,711,563, respectively, were paid and/or accrued to the Adviser and to the Administrator under the Advisory Agreement and the Administration Agreement.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann. During the fiscal year ended March 31, 1998, $1,304,887 was paid to Qualified Recipients with respect to Class A Shares, of which $72,446 was retained by the Distributor. All of such payments were for compensation. During the Trust's fiscal year ended March 31, 1998, $43,743 was paid to Qualified Recipients under the Plan with respect to the Trust's Class C Shares of which $38,109 was retained by the Distributor. All of such payments were for compensation. In addition, during the same period, $14,581 was paid to the Distributor under the Trust's Shareholder Services Plan with respect to Class C Shares.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann and Ms. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).


                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1999, such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.



                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                     HAWAIIAN TAX-FREE TRUST

        PROXY FOR SHAREHOLDERS MEETING SEPTEMBER 10, 1998

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Hawaiian Tax-Free Trust, to be held on September 10, 1998, at Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote for all nominees listed below and for the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees
                __
               [__]       For All
                __
               [__]       Withheld All
                __
               [__]       For All Except

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
                                        ---------------

1) LACY B. HERRMANN; 2) VERNON R. ALDEN;3) ARTHUR K. CARLSON;
4) WILLIAM M. COLE; 5) THOMAS W. COURTNEY; 6) RICHARD W. GUSHMAN,
II; 7) STANLEY W. HONG; 8) THEODORE T. MASON; 9)RUSSELL K.OKATA;
10)DOUGLAS PHILPOTTS; 11) OSWALD K. STENDER;


         Vote On Proposal

Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No.1 in Proxy Statement)

                               __           __            __
                          FOR [__] AGAINST [__]  ABSTAIN [__]





Please check here if planning to attend the Annual Meeting of
Shareholders.
                                __
                               [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

               __________________________________
Signature (PLEASE SIGN WITHIN BOX)       Date


               __________________________________
SIGNATURE (Joint Owners)                 Date